                                                                    Exhibit 99.2

                       OFFICE OF THE UNITED STATES TRUSTEE

In re:                                                            DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company                                                                                               Page 1 of 3
                                                                                     Statement Number:           14
Chapter 11                                                                        For the Period FROM:       12/1/2002
Case No. LA 01-44828-SB (Administratively Consolidated with                                        TO:       12/31/2002
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)                       Collateral       Concentration
                                                                Account            Account
Balance before Statement #1                                  $  268,333.21     $   65,956.21
A.  Total Receipts per all Prior Interim Statements           2,280,566.24      2,143,799.13
B.  Less:  Total Disbursements per all Prior Statements       2,107,912.51      2,174,199.23

C.  Beginning Balance                                        $  440,986.94     $   35,556.11
D.  Receipts during Current Period Description


   12/5/2002            Lions Gate                                   63.08
   12/5/2002            Lions Gate                               19,413.43
   12/9/2002            Account Transfer                                           30,000.00
   12/9/2002            Tanya Miller                                                  700.00
   12/9/2002            COBRA                                                       2,876.77
   12/9/2002            AB Svensk Filmindustri                    1,815.74
  12/10/2002            Lions Gate                                  372.86
  12/10/2002            Franchise Pictures                        3,414.00
  12/10/2002            A&E                                         158.97
  12/10/2002            E! Entertainment                            500.00
  12/23/2002            Account Transfer                                           25,000.00
  12/23/2002            COBRA                                                         403.94
  12/23/2002            B Sky B                                     140.61
  12/24/2002            BL Distribution Corp.                    19,639.39
  12/27/2002            Returned Cobra Check                                        (353.94)
  12/31/2002            interest                                    363.09



      TOTAL RECEIPTS THIS PERIOD                                 45,881.17         58,626.77                --                --
                                                             -------------     -------------     -------------     -------------
E.  Balance Available (C plus D)                             $  486,868.11         94,182.88     $          --     $          --
                                                             =============     =============     =============     =============

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 14                        Page 2 of 3

F.  Less:  Disbursements during Current Period:
    Date    Check No.       Payee/Purpose
----------------------------------------------------
12/2/2002      37507    Robert W Goldsmith                                     $    1,325.00
12/2/2002      37508    Hodes Parking                                          $      360.00
12/2/2002      37509    Property Management Associates, I                      $    2,000.00
12/6/2002      37510    Bonded Services, Inc                                   $    6,266.25
12/6/2002      37511    Federal Express                                        $       28.08
12/6/2002      37512    Robert W Goldsmith                                     $      900.00
12/6/2002      37513    Marathon Services, Inc                                 $      259.80
12/6/2002      37514    Recall                                                 $      561.26
12/6/2002      37515    Qwest Communications                                   $       96.72
12/6/2002      37516    Zerolag Communications, Inc                            $      100.00
12/6/2002      37517    Cash                                                   $      500.00
12/6/2002               Payroll Fees                                           $      233.36
12/9/2002               Account Transfer                     $   30,000.00
12/11/2002     wire     Payroll Taxes                                          $    3,839.70
12/11/2002     37518    Robert W Goldsmith                                     $    1,550.00
12/11/2002     37519    William Liebell                                        $      500.00
12/11/2002     37520    Pacific Bell                                           $       46.56
12/11/2002     37521    Federal Express                                        $       15.86
12/11/2002     37522    Blue Shield of California                              $      390.00
12/11/2002     37523    Health Net                                             $    2,987.89
12/12/2002     7935     Payroll                                                $      975.45
12/12/2002     7936     Payroll                                                $    5,704.93
12/12/2002     7937     Payroll                                                $    1,249.87
12/12/2002     7938     Payroll                                                $    2,468.90
12/16/2002     37524    Matthew Schuler                                        $      320.00
12/18/2002     37525    Federal Express                                        $       15.86
12/18/2002     37526    Robert W Goldsmith                                     $    1,525.00
12/18/2002     37527    Hodes Parking                                          $      360.00
12/18/2002     37528    William Liebell                                        $    1,100.00
12/18/2002     37529    Suzanne Nardacci                                       $      200.00
12/18/2002     37530    Property Management Associates, I                      $    2,000.00
12/18/2002     37531    Brett Robinson                                         $      500.00
12/20/2002              Payroll Fees                                           $      104.80
12/20/2002     37532    Robert W Goldsmith                                     $    2,075.00
12/20/2002     37533    William Liebell                                        $    1,962.50
12/23/2002     7939     Payroll                                                $      975.45
12/23/2002     7940     Payroll                                                $    8,863.03
12/23/2002     7941     Payroll                                                $    1,249.88
12/23/2002     7942     Payroll                                                $    2,468.90
12/23/2002              Account Transfer                     $   25,000.00
12/24/2002              Payroll Taxes                                          $    6,692.50


    TOTAL DISBURSEMENTS THIS PERIOD:                             55,000.00         62,772.55                --                --
                                                             -------------     -------------     -------------     -------------
G.  Ending Balance (E less F)                                $  431,868.11         31,410.33     $          --     $          --
                                                             =============     =============     =============     =============

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 14                        Page 3 of 3

H.  (1)   Collateral Account:

          a)  Depository Name and Location:     Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081

          b)  Account Number:                         323221556

    (2)   Concentration Account:

          a)  Depository Name and Location:     Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024

          b)  Account Number:                        1891935460

I:  Other monies on hand:
The Kushner Locke Company PWI account      1891215236    $    1,000.00
Bank of Scotland - Pinocchio                  3549485     1,280,947.52   Pound Sterling    Time Deposit
Bank of Scotland - Basil                      3626816        75,858.25   Pound Sterling    Time Deposit   (KL's interest is 50%)
Allied Pinocchio                             10747301         2,648.11   Pound Sterling
Freeway\Kushner-Locke                      323-509487    $      255.95
Edge Entertainment                         1891152710    $      444.92
European Films LTD                         1890563818    $    7,051.58

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    KL MDP Sensation                         60-066-930  $   17,724.61
    KL\7 Venture                           1890-69-6360  $    9,303.78
    Denial Venture                         1890-69-6501  $   41,986.39
    Cracker LLC                            1891-04-1665  $    1,000.00
    Swing                                    323-518095  $    6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.


                                           ------------------------------------
                                           Debtor in Possession